                                                                    EXHIBIT 10.7


                       PIONEER SEMICONDUCTOR CORPORATION

                                    SERIES A

                       PREFERRED STOCK PURCHASE AGREEMENT

                              Dated July 10, 1990

                               TABLE OF CONTENTS
                               -----------------

                                                         Page
                                                         ----

 1.   Authorization and Sale of Shares................     1

      1.1   Authorization of Shares...................     1
      1.2   Sale of Shares............................     1

 2.   Closing Date; Delivery..........................     2

      2.1   Closing Date..............................     2
      2.2   Delivery..................................     2

 3.   Company Representations and Warranties..........     2

      3.1   Organization and Standing.................     2
      3.2   Capitalization............................     2
      3.3   Authorization.............................     3
      3.4   Liabilities...............................     3
      3.5   Title to Properties and Assets............     3
      3.6   Patents...................................     3
      3.7   Material Contracts and Obligations........     4
      3.8   Litigation................................     4
      3.9   Validity..................................     4
      3.10  Governmental Consents.....................     5
      3.11  Compliance with Other Instruments.........     5
      3.12  Disclosure................................     5
      3.13  Registration Rights.......................     5

 4.   Representations and Warranties of
      Purchasers......................................     6

      4.1   Authorization.............................     6
      4.2   Experience................................     6
      4.3   Investment................................     6
      4.4   Rule 144..................................     6
      4.5   No Public Market..........................     7
      4.6   Access to Data............................     7
      4.7   Restrictions on Transfers.................     7
      4.8   Foreign Representations...................     7

 5.   California Commissioner of Corporations;
      SEC.............................................     8

      5.1   Corporate Securities Law..................     8
      5.2   Restrictive Legends.......................     8

 6.   Conditions to Purchasers' Obligations
      at the Closing..................................     9

                                                   Page
                                                   ----
 7.   Conditions to Company's Obligations.........  10
 8.   Sale of Additional Shares...................  11
 9.   Purchasers' Voting Obligations..............  11
10.   Miscellaneous...............................  12

      10.1   Governing Law........................  12
      10.2   Survival.............................  12
      10.3   Successors and Assigns...............  12
      10.4   Entire Agreement.....................  12
      10.5   Notices..............................  12
      10.6   Amendments and Waivers...............  12
      10.7   Delays or Omissions..................  13
      10.8   Expenses.............................  13
      10.9   Legal Fees...........................  13
      10.10  Finder's Fees........................  13
      10.11  Titles and Subtitles.................  14
      10.12  Counterparts.........................  14
      10.13  Severability.........................  14

                       PIONEER SEMICONDUCTOR CORPORATION

                                    SERIES A

                       PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Preferred Stock Purchase Agreement (the "Agreement") is made as of July 10, 1990 among Pioneer Semiconductor Corporation, a California corporation (the "Company"), and those persons who are set forth on the signature page hereof as purchasers of the Company's Series A Preferred Stock hereunder (the "Purchasers").

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

         1.  Authorization and Sale of Shares.
             --------------------------------

             1.1  Authorization of Shares.  The Company will on or before the
                  -----------------------
Closing Date (as defined in Section 2 below) adopt and file with the Secretary of State of the State of California the Certificate of Determination of Preferences of Preferred Shares ("Certificate of Determination") in the form attached hereto as Exhibit A authorizing the issuance of 12,000,000 shares of Series A Preferred Stock with the rights, preferences and privileges set forth therein, and will authorize the issuance pursuant to this Agreement of said 12,000,000 shares of its Series A Preferred Stock, to be sold as set forth herein. The shares of Series A Preferred Stock to be sold hereunder and pursuant to Section 8 hereof are sometimes referred to as the "Shares."

             1.2  Sale of Shares.  Subject to the terms and conditions hereof,
                  --------------
on the Closing Date (as defined in Section 2 below) the Company will issue and sell to each Purchaser, and each purchaser severally agrees to purchase from the Company, the number of shares specified opposite the name of each such purchaser on the signature page hereto at a purchase price of $.50 per share. The Company's agreement with each of the Purchasers hereunder is a separate agreement and the sale and issuance of Shares to each of the Purchasers are separate sales and issuances. The purchase price for the Shares hereunder shall be paid by way of cash (or cash equivalent check) or by way of cancellation of indebtedness to the extent the Company shall be indebted to a Purchaser at the time of Closing.

         2.  Closing Date; Delivery.
             ----------------------

             2.1  Closing Date.  The closing of the purchase and sale of the
                  ------------
Shares hereunder (the "Closing") shall be held at the offices of Morrison & Foerster, 630 Hansen Way, Palo Alto, California, 94304 at 2:00 p.m. on Tuesday, July 10, 1990, or at such other time and place to which the Company and the Purchasers may agree (the "Closing Date").

             2.2  Delivery.  Subject to the terms and conditions hereof, at the
                  --------
Closing the Company will deliver to each Purchaser a certificate representing the Shares to be purchased from the Company at the Closing by such Purchaser, dated the date of the Closing (the "Closing Date"), against payment of the purchase price therefor by check made payable to the order of the Company or, in the case of cancellation of indebtedness, by delivery of such evidence as the Company shall reasonably require indicating the cancellation of such debt.

         3.  Company Representations and Warranties. Except as set forth in
             --------------------------------------
Exhibit B attached hereto, the Company hereby represents and warrants to the Purchasers as follows:

             3.1  Organization and Standing.  The Company is a corporation duly
                  -------------------------
organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws.

             3.2  Capitalization.  The authorized capital stock of the Company
                  --------------
is or will be upon filing of the Certificate of Determination: 30,000,000 shares of Common Stock, of which 4,500,000 shares are issued and outstanding; and 20,000,000 shares of Preferred Stock, of which 12,000,000 shares are designated Series A Preferred Stock and of which no shares are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The rights, preferences and privileges of the Series A Preferred Stock will be as set forth in the Certificate of Determination. The Company has reserved 12,000,000 shares of its Common Stock for issuance upon the conversion of the Series A Preferred Stock, and 3,500,000 shares of its Common Stock for issuance to key employees, officers, directors and consultants of the Company as may be determined from time to time by the Company's Board of Directors. Except as set forth on Exhibit B, there are no options, warrants, conversion privileges or other rights, or agreements with respect to the issuance thereof, presently outstanding to purchase any of the authorized but unissued stock of the Company. All such outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws. The holders of record of the presently issued and outstanding shares of Common Stock of the Company are as set forth on Exhibit B.

             3.3  Authorization.  All corporate action on the part of the
                  -------------
Company, its officers, directors and shareholders, necessary for the sale and issuance of the Shares pursuant hereto (and of the shares of Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms. Except as set forth in Exhibit B, the Shares are not subject to any preemptive rights or rights of first refusal.

             3.4  Liabilities.  The Company has no indebtedness for borrowed
                  -----------
money that the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable. The Company has no material liability, absolute or contingent.

             3.5  Title to Properties and Assets.  The Company has good and
                  ------------------------------
marketable title to its properties and assets held in each case subject to no mortgage, pledge, lien, encumbrance or charge of any kind.

             3.6  Patents.  The Company has sufficient title and ownership of
                  -------
all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any known conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, and the Company is not a party or bound by any options, licenses or agreements with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, proprietary rights and processes of any other person or entity. Neither the Company nor any of its employees have received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of the employees of the Company are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict with his obligation to use his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

             3.7  Material Contracts and Obligations.  Set forth on Exhibit B is
                  ----------------------------------
a list of all agreements, contracts, indebtedness, liabilities and other obligations to which the Company is a party or by which it is bound that are (i) material to the conduct and operations of its business and properties; (ii) involve any of the officers, consultants, directors, employees or shareholders of the Company; or (iii) obligate the Company to share, license or develop any product or technology. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by the purchasers and their counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects. All present employees have executed and all other employees of the Company have executed or will execute a "Proprietary Information and Inventions Agreement" concerning nondisclosure of confidential information and assignment of inventions to the Company in the form previously delivered to the Purchasers and their special counsel.

             3.8  Litigation.  There are no actions, proceedings or
                  ----------
investigations pending or, to the best of the Company's knowledge and belief, any basis therefor or threat thereof, against or affecting the Company, that, either in any case or in the aggregate, might result in any material adverse change in the business, prospects, condition, affairs or operations of the Company or in any of its properties or assets, in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any change in the current equity ownership of the Company, and none that questions the validity of this Agreement or any action taken or to be taken in connection herewith.

             3.9  Validity.  The Shares to be purchased and sold pursuant to
                  --------
this Agreement (and the shares of Common Stock issuable upon conversion of the Shares), when issued, sold and delivered in accordance with the terms and for the consideration expressed herein, shall be duly and validly issued, fully paid and nonassessable, and will be free and clear of any liens or encumbrances caused or created by the Company, except that the Shares may be subject to restrictions on transfer described in Exhibit B hereto under state and/or federal securities laws as set forth herein or as otherwise required at the time a transfer is proposed.

             3.10  Governmental Consents.  All consents, approvals, orders,
                   ---------------------
authorizations or registrations, qualifications, designations, declarations or filings with any U.S. federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing. Based in part on the representations of the Purchasers set forth in
Section 4 below, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act").

             3.11  Compliance with Other Instruments.  The Company is not in,
                   ---------------------------------
nor will the conduct of its business as proposed to be conducted result in any, violation, breach or default of any term of its Articles of Incorporation or Bylaws, or in any material respect of any term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company is a party, or, to its knowledge, of any provision of any foreign or domestic state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares pursuant hereto (and any shares of Common Stock issuable upon conversion of the Shares) will not result in any such violation or be in conflict with or constitute a default under any such term.

             3.12  Disclosure.  No representation or warranty by the Company in
                   ----------
this Agreement or any statement or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

             3.13  Registration Rights.  Except as contained in that certain
                   -------------------
Investors Rights Agreement, attached as Exhibit C hereto (the "Investors Rights Agreement"), the Company is not under any obligation, including any "piggy back" obligation, to register (as defined in the Investors Rights Agreement) any of its presently outstanding securities or any of its securities that may hereafter be issued.

         4.  Representations and Warranties of Purchasers. Each Purchaser
             --------------------------------------------
severally and not jointly represents and warrants to the Company as follows:

             4.1  Authorization.  All action on the part of Purchaser necessary
                  -------------
for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken and, assuming due execution and delivery by the Company, when executed and delivered by Purchaser, this Agreement will constitute a legal, valid, binding and enforceable obligation of Purchaser.

             4.2  Experience.  Purchaser has substantial experience in
                  ----------
evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

             4.3  Investment.  Purchaser is acquiring the Shares (and the Common
                  ----------
Stock issuable upon conversion thereof) for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares (and the Common Stock issuable upon conversion thereof) have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

             4.4  Rule 144.  Purchaser acknowledges that the Shares (and the
                  --------
Common Stock issuable upon conversion thereof) must be held indefinitely unless subsequently registered under the Securities Act or unless Purchaser avails itself of an available exemption from such registration requirements. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the securities to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

             4.5  No Public Market.  Purchaser understands that no public market
                  ----------------
now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

             4.6  Access to Data.  Purchaser has had an opportunity to discuss
                  --------------
the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction.

             4.7  Restrictions on Transfers.  Purchaser agrees that in no event
                  -------------------------
will it make a transfer or disposition of any of the Shares (or any Common Stock issued upon conversion thereof) (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of Purchaser or transferee, Purchaser shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act.

             4.8  Foreign Representations.
                  -----------------------

                  (a) Neither Purchaser nor any person for the account of whom such Purchaser is acting, including the estate of any such person, a trust of which any such person is a beneficiary, or a corporation, partnership, trust or other entity organized under the laws of the United States of America, its territories, possessions, and all areas under the jurisdiction of the United States of America, is a citizen or resident of the United States of America (a "U.S. Person").

                  (b) Purchaser will not sell, transfer or otherwise dispose of the Shares for a period of ninety (90) days after the Closing and Purchaser agrees that it shall thereafter transfer or otherwise dispose of the Shares only if (i) the proposed transferee shall have executed, for the benefit of the Company, an instrument in substantially the following form:

         "The undersigned hereby represents,
         warrants and agrees that neither the
         undersigned nor any person for the
         account of whom the undersigned is acting is a U.S. Person. As used herein, "U.S.
         Person" means a citizen or resident of
         the United States, including the estate
         of any such person, a trust of which any such person is a beneficiary, or a corporation, partnership, trust or any other entity organized under the laws of the United States. As used herein, "United States" shall include the territories, possessions and all areas under the jurisdiction of the United
         States of America."

or (ii) Purchaser shall have complied with Section 4.7 hereof.

         5.  California Commissioner of Corporations; SEC.
             --------------------------------------------

             5.1  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
                  ------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR SUCH EXEMPTION BEING AVAILABLE.

              5.2  Restrictive Legends.
                   -------------------

                   (a) Each certificate representing (i) the Shares, (ii) shares of Common stock issuable upon conversion of the Shares, and (iii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for the Company) shall be stamped or otherwise imprinted with a legend substantially in the following form:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE
         ARE HELD BY AN ENTITY WHICH IS NOT A
         CITIZEN OR RESIDENT OF THE UNITED STATES
         ("FOREIGN INVESTOR"), SUCH SHARES MAY BE
         OFFERED, SOLD, TRANSFERRED, ASSIGNED OR
         HYPOTHECATED NINETY (90) DAYS AFTER THE
         DATE HEREOF TO ANOTHER FOREIGN INVESTOR
         OR IF TO A UNITED STATES CITIZEN OR
         RESIDENT PURSUANT TO AN EFFECTIVE
         REGISTRATION STATEMENT FILED UNDER THE
         1933 SECURITIES ACT, AS AMENDED, OR AN
         OPINION OF COUNSEL SATISFACTORY TO THE
         COMPANY, STATING THAT REGISTRATION IS NOT
         REQUIRED UNDER SAID ACT."

                   (b) The certificates for the Shares (and any Common Stock issued upon conversion thereof) shall also bear any legend required by any applicable state securities law or any legend required by federal law upon the issuance to or after a transfer of the Shares (or Common Stock issued upon conversion thereof) to a U. S. person.

                   (c) In addition, the company shall make a notation regarding the restrictions on transfer of the Shares in its stockbooks, and the Shares (and any Common Stock issued on conversion thereof) shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering such shares or pursuant to and in compliance with the provisions of Section 4.7 hereof.

         6.  Conditions to Purchasers' Obligations at the Closing.  The
             ----------------------------------------------------
obligation of each purchaser to purchase the Shares at the Closing is subject to the fulfillment to the satisfaction of such Purchaser on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by such Purchaser:

           (a) Representations and Warranties Correct; Performance of
               ------------------------------------------------------
Obligations.  The representations and warranties made by the Company in Section
-----------
3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Agreement; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

           (b) State Securities Laws.  The Company shall have complied with the
               ---------------------
qualification or exemption requirements of applicable state securities laws.

           (c) Certificate of Determination.  The Company shall have duly
               ----------------------------
adopted and filed the Certificate of Determination with the California Secretary of State.

           (d) Opinion of Company's Counsel.  Each of the Purchasers shall have
               ----------------------------
received from Morrison & Foerster, counsel to the Company, a favorable opinion addressed to such Purchaser, dated the Closing Date and in form and substance reasonably satisfactory to the purchasers and their counsel, as to the matters stated in Sections 3.1, 3.2, (the fifth sentence thereof to the best of counsel's knowledge), 3.3, 3.8 (to the best of counsel's knowledge), 3.9, 3.10 and 3.11 (to the best of counsel's knowledge).

           (e) Compliance Certificate.  At the Closing there shall have been
               ----------------------
delivered to each of the Purchasers a certificate, dated the Closing Date, signed by the Company's President certifying that the conditions specified in Sections 6.1(a), (b), (c) and (g) have been fulfilled.

           (f) Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

           (g) Consents and Waivers.  The Company shall have obtained any and
               --------------------
all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

           (h) Investor Rights Agreement.  The Company shall have entered into
               -------------------------
the Investors Rights Agreement with each Purchaser.

        7.   Conditions to Company's Obligations.  The obligations of the
             -----------------------------------
Company under Sections 1.2 and 2.4 of this Agreement are subject to the fulfillment at or before the Closing Date of each of the following conditions:

           (a) Representations and Warranties; Performance of Obligations. The
               ----------------------------------------------------------
representations and warranties of each of the Purchasers contained in Section 4 hereof shall be true as of the Closing Date; and the Purchasers shall have each performed all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

           (b) Certificate of Determination.  The Certificate of Determination
               ----------------------------
shall have been filed with the Secretary of State of the State of California.

           (c) Minimum Investment.  The Purchasers shall purchase an aggregate
               ------------------
of not less than $2,000,000 worth of Shares at the Closing.

           (d) Consents and Waivers.  The Company shall have obtained any and
               --------------------
all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

         8.  Sale of Additional Shares.
             -------------------------

          Purchasers acknowledge that the Company intends to sell up to a total of 12,000,000 Shares to the Purchasers and other qualified investors for cash at a price per share of not less than $.50 following the Closing. The identity of the purchasers of any Shares sold after the Closing Date (the "Additional Shares") shall be determined in the sole discretion of the Company, and the Company shall not be required to obtain any further consents, approvals or waivers from Purchasers as to the issuance of the Additional Shares, provided the price per share is not less than $.50 and paid in cash and such purchasers of Additional Shares are not granted any rights, preferences or privileges as to said Additional Shares (or otherwise in connection with the purchase thereof) that are senior to or in addition to the rights provided for in this Agreement, the Investors Rights Agreement or the Certificate of Determination. Each such purchaser shall be required, as a condition to its purchase of any Additional Shares to become a party to the Investors Rights Agreement.

         9.  Purchasers' Voting Obligations.
             ------------------------------

             (a) During the period described in Subsection (b) below, each Purchaser agrees to vote all Series A Shares, any Common Stock acquired on conversion thereof and any other voting securities of the Company that such Purchaser may subsequently acquire (collectively the "Securities") on all matters to be voted on by the shareholders of the Company, in the same manner and in the same proportion as the votes cast by the holders (exclusive of the Purchasers) of Common Stock of the Company, except that Purchaser may vote the Securities (i) in accordance with the provisions contained in the Certificate of Determination with respect to the election of directors, and (ii) as it determines as to any proposed amendment to the articles of incorporation of the Company that Purchaser determines in good faith materially and adversely affects the rights, preferences and privileges of the Shares (or any other series of Preferred Stock that Purchaser may subsequently acquire); provided that, for the purpose of the foregoing clause, the creation of an additional series of Preferred Stock shall not be deemed to be adverse to Purchaser.

             (b) The obligation of each Purchaser to vote the Securities in accordance with Subsection (a) above shall commence as of the closing and continue until the first to occur of the following: (i) June 30, 2000 or (ii) the closing of the first underwritten offering of the Company's securities to the general public that is effected with the Securities and Exchange commission under the Securities Act.

         10. Miscellaneous.
             -------------

             10.1  Governing Law.  This Agreement shall be governed in all
                   -------------
respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

             10.2  Survival.  The representations, warranties, covenants and
                   --------
agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

             10.3  Successors and Assigns.  Except as otherwise expressly
                   ----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments.

             10.4  Entire Agreement.  This Agreement and the other documents and
                   ----------------
agreements delivered pursuant hereto constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

             10.5  Notices.  Except as otherwise provided, all notices and other
                   -------
communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Purchaser at the Purchaser's address set forth below its signature, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any of the Shares or other securities issued with respect thereto, at such address such holder shall have furnished the Company in writing, or until any such holder furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, at its address set forth below, or at such other address as the Company shall have furnished to the Purchaser in writing.

             10.6  Amendments and Waivers.  Any term of this Agreement may be
                   ----------------------
amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least seventy-five (75%) of the outstanding Shares (including, for such purposes, on a proportional basis, any shares of Common stock into which any of the Shares have been converted that have not been sold to the public). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

             10.7  Delays or Omissions.  No delay or omission to exercise any
                   -------------------
right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company or such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or any holder of any breach or default under this Agreement or any waiver on the part of the Company or any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

             10.8  Expenses.  The Company and each Purchaser shall bear their
                   --------
own expenses and legal fees incurred on their behalf with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.

             10.9  Legal Fees.  In the event of any action at law, suit in
                   ----------
equity or arbitration proceeding in relation to this Agreement or any Shares or other securities of the Company issued or to be issued, the prevailing party, or parties, shall be paid by the other party or parties a reasonable sum for attorney's fees and expenses for such prevailing party or parties.

             10.10 Finder's Fees.
                   -------------

                   (a) The company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold each Purchaser harmless of and from any liability for commission or compensation in the nature of a finder's fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                   (d) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.17  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.18  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.19  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     Chen-Yueh Chin

    /s/Alex C. Hui                   /s/Chen-Yueh Chin
By: ____________________________     ___________________________
     Alex C. Hui, President                (Sign Name)

                                     No. of shares: 400,000
                                                    -------

                   (f) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such purchaser, or any of its employees or representatives, are responsible.

             10.23  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.24  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.25  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     TAY KIA HONG
                                     __________________________


    /s/Alex C. Hui                   /s/TAY KIA HONG
By: ____________________________     ___________________________
     Alex C. Hui, President                         (Sign Name)

                                     No. of Shares: 1,000,000
                                                    ------------

                   (f) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.23  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.24  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.25  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     TAY TIAN LIANG
                                     ___________________________

    /s/Alex C. Hui                   /s/TAY TIAN LIANG
By: ____________________________     ___________________________
     Alex C. Hui, President                 (Sign Name)

                                     No. of shares: 600,000
                                                    -------

                   (c) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.14  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.15  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.16  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     Chih Ray Hsu

    /s/Alex C. Hui                   /s/Chih Ray Hsu
By: ____________________________     ___________________________
     Alex C. Hui, President                 (Sign Name)

                                     No. of shares:  300,000
                                                     -------

                   (f) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.23  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.24  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.25  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     TAY THIAM YEW
                                     ____________________________

    /s/Alex C. Hui                   /s/TAY THIAM YEW
By: ____________________________     ____________________________
     Alex C. Hui, President                  (Sign Name)

                                     No. of shares:  600,000
                                                     -------

                   (f) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.23  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.24  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.25  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     TAY THIANG PHONG
                                     ____________________________

    /s/Alex C. Hui                   /s/TAY THIANG PHONG
By: ____________________________     ____________________________
     Alex C. Hui, President                  (Sign Name)

                                     No. of shares:  600,000
                                                     -------

                   (f) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives are responsible.

             10.23  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.24  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.25  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     TAY THIAM SONG
                                     ____________________________

    /s/Alex C. Hui                   /s/TAY THIAM SONG
By: ____________________________     ____________________________
     Alex C. Hui, President                  (Sign Name)

                                     No. of shares: 600,000
                                                    -------

                   (f) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.23  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.24  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            10.25  Severability.  Should any provision of this Agreement be
                   ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     Jeffrey Young
                                     ____________________________

    /s/Alex C. Hui                   /s/Jeffrey Young
By: ____________________________     ____________________________
     Alex C. Hui, President                  (Sign Name)

                                     No. of shares: 300,000
                                                    -------

                   (f) Each Purchaser (i) represents and warrants that it has retained no tinder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.23  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.24  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.25  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     KOH TONG POAT
                                     ____________________________

    /s/Alex C. Hui                   /s/KOH TONG POAT
By: ____________________________     ____________________________
     Alex C. Hui, President                  (Sign Name)

                                     No. of shares: 300,000
                                                    -------

                   (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.11  Titles and subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.12  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.13  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER


                                     Sze-Wu Hsu

     /s/Alex C. Hui                  /s/Sze-Wu Hsu
By:  ____________________________    ____________________________
     Alex C. Hui, President                         (Sign Name)

                                     No. of shares:  300,000
                                                     --------

                   (e) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

             10.20  Titles and Subtitles.  The titles of the paragraphs and
                    --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             10.21  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             10.22  Severability.  Should any provision of this Agreement be
                    ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION    PURCHASER

                                     Yu-Pu Hsu

    /s/Alex C. Hui                   /s/Yu-Pu Hsu
By: ____________________________     ____________________________
     Alex C. Hui, President                 (Sign Name)

                                     No. of shares: 200,000
                                                    -------

                       EXHIBITS


     A   -     Certificate of Determination

     B   -     Schedule of Exceptions

     C   -     Investor Rights Agreement